Exhibit 99.2

Financial Supplement

First Quarter 2012

(Unaudited)

World Headquarters	Internet address			Contacts:

1370 Timberlake Manor Parkway	www.rgare.com			Jack B. Lay
Chesterfield, Missouri 63017				Senior Executive Vice President
U.S.A.				and Chief Financial Officer
Phone: (636) 736-7000
Current Ratings				e-mail: jlay@rgare.com

	Standard & Poor’s	A.M. Best	Moody’s	John Hayden Sr. Vice President Controller & Investor Relations Phone: (636) 300-8828 e-mail: jhayden@rgare.com
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

    Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

1st Quarter 2012

    Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Quarterly Financial Supplement	Page 1

Reinsurance Group of America, Incorporated

Financial Highlights (1)

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr
	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Net premiums	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$127,352
Net income	123,318	138,579	134,602	123,944	148,920	(25,602)
Operating income	112,377	120,772	138,837	119,056	106,931	5,446
Operating return on equity (ex AOCI) - annualized	10.6%	11.7%	13.8%	12.2%	11.1%	-0.5%
Operating return on equity (ex AOCI) - trailing 12 months	12.0%	12.2%	13.2%	13.0%	13.2%	-1.2%
Total assets	32,286,082	31,633,973	30,736,591	30,212,717	29,079,805	3,206,277

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,406.1	$1,348.5	$1,347.9	$1,343.2	$1,343.2	$62.9
Canada	364.5	344.9	329.5	350.3	339.2	25.3
Europe & South Africa	529.7	513.4	515.0	529.7	497.8	31.9
Asia Pacific	470.7	457.6	422.8	435.6	407.7	63.0

Total Life Reinsurance in Force	$2,771.0	$2,664.4	$2,615.2	$2,658.8	$2,587.9	$183.1

Assumed New Business Production (in billions)
U.S.	$84.9	$24.8	$30.1	$24.3	$31.3	$53.6
Canada	13.1	11.3	14.0	13.4	12.4	0.7
Europe & South Africa	14.8	24.9	38.7	47.6	37.1	(22.3)
Asia Pacific	5.7	74.0	27.9	9.7	7.4	(1.7)

Total New Business Production	$118.5	$135.0	$110.7	$95.0	$88.2	$30.3

Per Share and Shares Data
Basic earnings per share
Net income	$1.68	$1.89	$1.82	$1.68	$2.03	$(0.35)
Operating income	$1.53	$1.65	$1.88	$1.61	$1.46	$0.07
Diluted earnings per share
Net income	$1.67	$1.88	$1.81	$1.66	$2.02	$(0.35)
Operating income	$1.52	$1.64	$1.87	$1.60	$1.45	$0.07

Wgt. average common shares outstanding (basic)	73,575	73,304	73,856	73,971	73,213	362
Wgt. average common shares outstanding (diluted)	74,043	73,812	74,254	74,530	73,836	207

Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	5,426	5,770	5,871	5,062	5,341	85
Common shares outstanding	73,712	73,368	73,267	74,076	73,797	(85)

Book value per share	$80.44	$79.31	$73.15	$67.81	$64.14
Per share effect of accumulated other comprehensive income (AOCI)	$21.87	$22.06	$17.68	$14.09	$11.94
Book value per share, excluding AOCI	$58.57	$57.25	$55.47	$53.72	$52.20

Shareholder dividends paid	$13,255.3	$13,189.3	$13,336.6	$8,870.7	$8,832.2	$4,423.1

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 2

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations) (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$127,352
Investment income, net of related expenses	340,940	304,511	268,210	337,436	371,040	(30,100)
Investment related gains (losses), net
OTTI on fixed maturity securities	(7,607)	(11,824)	(11,911)	(5,582)	(1,556)	(6,051)
OTTI on fixed maturity securities transferred to/from AOCI	(7,221)	543	3,089	292	—	(7,221)
Other investment related gains (losses), net	58,348	(36,183)	(130,778)	32,678	125,176	(66,828)

Total investment related gains (losses), net	43,520	(47,464)	(139,600)	27,388	123,620	(80,100)
Other revenue	45,033	56,456	90,132	50,477	51,645	(6,612)

Total revenues	2,292,975	2,348,219	1,994,907	2,203,977	2,282,435	10,540

Benefits and expenses:
Claims and other policy benefits	1,580,149	1,720,956	1,514,765	1,520,013	1,469,449	110,700
Interest credited	88,042	78,884	35,251	96,196	106,063	(18,021)
Policy acquisition costs and other insurance expenses	307,634	204,883	164,372	274,519	346,247	(38,613)
Other operating expenses	110,098	122,000	94,029	97,161	106,150	3,948
Interest expense	23,322	25,226	27,025	25,818	24,569	(1,247)
Collateral finance facility expense	2,967	3,019	3,069	3,101	3,202	(235)

Total benefits and expenses	2,112,212	2,154,968	1,838,511	2,016,808	2,055,680	56,532

Income before income taxes	180,763	193,251	156,396	187,169	226,755	(45,992)

Income tax expense	57,445	54,672	21,794	63,225	77,835	(20,390)

Net income	$123,318	$138,579	$134,602	$123,944	$148,920	$(25,602)

Pre-tax Operating Income Reconciliation:
Income before income taxes	180,763	193,251	156,396	187,169	226,755	(45,992)
Investment and derivative losses (gains) - non-operating (2)	94,098	(5,360)	(221,194)	(40,152)	1,099	92,999
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	9,428	85,722	102,574	(10,525)	(90,535)	99,963
GMXB embedded derivatives (2)	(146,375)	(29,261)	260,239	25,860	(32,654)	(113,721)
Funds withheld losses (gains) - investment income	1,040	(194)	(9,806)	(7,185)	12,041	(11,001)
Funds withheld losses (gains) - policy acq. costs	209	47	1,034	1,793	(1,925)	2,134
EIA embedded derivatives - interest credited	39,239	9,490	37,539	21,011	(26,751)	65,990
EIA embedded derivatives - policy acq. costs	—	6,908	(3,664)	(2,073)	2,944	(2,944)
DAC offset, net	(13,148)	(82,837)	(107,709)	4,158	72,567	(85,715)
Gain on repurchase of collateral finance facility securities	—	(9,725)	(50,869)	—	(4,971)	4,971
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	—	—	4,391	(4,391)

Operating Income Before Income Taxes	$165,254	$168,041	$164,540	$180,056	$162,961	$2,293

After-tax Operating Income Reconciliation:
Net Income	123,318	138,579	134,602	123,944	148,920	(25,602)
Investment and derivative losses (gains) - non-operating (2)	60,304	(4,906)	(144,834)	(26,362)	191	60,113
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	6,128	55,719	66,673	(6,841)	(58,848)	64,976
GMXB embedded derivatives (2)	(95,144)	(19,019)	169,155	16,809	(21,225)	(73,919)
Funds withheld losses (gains) - investment income	676	(126)	(6,374)	(4,671)	7,827	(7,151)
Funds withheld losses (gains) - policy acq. costs	136	31	672	1,165	(1,251)	1,387
EIA embedded derivatives - interest credited	25,505	6,169	24,400	13,657	(17,388)	42,893
EIA embedded derivatives - policy acq. costs	—	4,490	(2,381)	(1,348)	1,914	(1,914)
DAC offset, net	(8,546)	(53,844)	(70,011)	2,703	47,168	(55,714)
Gain on repurchase of collateral finance facility securities	—	(6,321)	(33,065)	—	(3,231)	3,231
Loss on retirement of PIERS	—	—	—	—	2,854	(2,854)

Operating Income	$112,377	$120,772	$138,837	$119,056	$106,931	$5,446

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 3

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement (1)

	Three Months Ended					Current Qtr
(USD thousands, except per share data)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$127,352
Investment income, net of related expenses	341,980	304,317	258,404	330,251	383,081	(41,101)
Investment related gains (losses), net	671	3,637	2,019	2,571	1,530	(859)
Other revenue	45,033	46,731	39,263	50,477	46,674	(1,641)

Total revenues	2,251,166	2,389,401	2,075,851	2,171,975	2,167,415	83,751

Benefits and expenses:
Claims and other policy benefits	1,580,149	1,720,956	1,514,765	1,520,013	1,469,449	110,700
Interest credited	48,803	69,394	(2,288)	75,185	132,814	(84,011)
Policy acquisition costs and other insurance expenses	320,573	280,765	274,711	270,641	272,661	47,912
Other operating expenses	110,098	122,000	94,029	97,161	101,759	8,339
Interest expense	23,322	25,226	27,025	25,818	24,569	(1,247)
Collateral finance facility expense	2,967	3,019	3,069	3,101	3,202	(235)

Total benefits and expenses	2,085,912	2,221,360	1,911,311	1,991,919	2,004,454	81,458

Operating income before income taxes	165,254	168,041	164,540	180,056	162,961	2,293

Operating income tax expense	52,877	47,269	25,703	61,000	56,030	(3,153)

Operating income	$112,377	$120,772	$138,837	$119,056	$106,931	$5,446

Wgt. Average Common Shares Outstanding (Diluted)	74,043	73,812	74,254	74,530	73,836	207

Diluted Earnings Per Share - Operating Income	$1.52	$1.64	$1.87	$1.60	$1.45	$0.07

Foreign currency effect (2):
Net premiums	$(4,924)	$(5,509)	$53,399	$77,277	$42,487	$(47,411)
Operating income before income taxes	$(387)	$(2,407)	$6,846	$5,713	$4,634	$(5,021)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets (1)

(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011
Assets
Fixed maturity securities, available-for-sale	$16,794,057	$16,200,950	$15,557,032	$15,153,807	$14,531,154
Mortgage loans on real estate	1,040,733	991,731	934,694	908,048	906,869
Policy loans	1,260,070	1,260,400	1,228,890	1,229,663	1,222,016
Funds withheld at interest	5,472,532	5,410,424	5,445,886	5,671,844	5,595,146
Short-term investments	75,425	88,566	81,747	125,618	74,902
Other invested assets	867,507	1,012,541	1,020,043	799,341	756,377

Total investments	25,510,324	24,964,612	24,268,292	23,888,321	23,086,464
Cash and cash equivalents	873,933	962,870	802,651	710,973	467,672
Accrued investment income	173,629	144,334	190,298	160,436	155,182
Premiums receivable and other reinsurance balances	1,131,334	1,059,572	1,060,631	1,045,131	986,658
Reinsurance ceded receivables	597,508	626,194	727,290	781,006	807,929
Deferred policy acquisition costs	3,629,424	3,543,925	3,340,394	3,287,126	3,248,861
Other assets	369,930	332,466	347,035	339,724	327,039

Total assets	$32,286,082	$31,633,973	$30,736,591	$30,212,717	$29,079,805

Liabilities and Stockholders’ Equity
Future policy benefits	10,413,361	$9,903,886	$9,445,222	$9,642,814	$9,438,432
Interest-sensitive contract liabilities	8,252,995	8,394,468	8,378,159	8,100,608	7,747,203
Other policy claims and benefits	2,984,681	2,841,373	2,826,297	2,774,031	2,728,122
Other reinsurance balances	132,389	118,219	136,298	159,340	184,958
Deferred income taxes	1,728,765	1,679,834	1,518,990	1,276,153	1,274,754
Other liabilities	777,678	810,775	776,239	784,291	701,799
Short-term debt	—	—	199,997	199,993	255,989
Long-term debt	1,414,829	1,414,688	1,414,546	1,414,406	1,016,510
Collateral finance facility	652,029	652,032	681,004	837,789	839,354
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	—	—	—	—	159,455

Total liabilities	26,356,727	25,815,275	25,376,752	25,189,425	24,346,576

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,736,184	1,727,774	1,719,683	1,713,893	1,708,096
Retained earnings	2,906,310	2,818,429	2,695,680	2,575,240	2,467,044
Treasury stock	(325,732)	(346,449)	(352,106)	(310,856)	(323,689)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	253,875	229,795	189,347	291,189	279,702
Unrealized appreciation of securities, net of income taxes	1,388,597	1,419,318	1,119,724	767,023	615,631
Pension and postretirement benefits, net of income taxes	(30,670)	(30,960)	(13,280)	(13,988)	(14,346)

Total stockholders’ equity	5,929,355	5,818,698	5,359,839	5,023,292	4,733,229

Total liabilities and stockholders’ equity	$32,286,082	$31,633,973	$30,736,591	$30,212,717	$29,079,805

Total stockholders’ equity, excluding AOCI	$4,317,553	$4,200,545	$4,064,048	$3,979,068	$3,852,242

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$1,021,507	$1,099,409	$971,190	$973,837	$935,053	$86,454
Investment income, net of related expenses	132,417	125,528	123,686	125,688	120,748	11,669
Other revenue	1,003	1,571	599	738	493	510

Total revenues	1,154,927	1,226,508	1,095,475	1,100,263	1,056,294	98,633

Benefits and expenses:
Claims and other policy benefits	907,461	952,609	844,090	839,173	822,407	85,054
Interest credited	15,054	15,174	15,166	14,967	14,584	470
Policy acquisition costs and other insurance expenses	145,485	152,246	135,747	135,602	131,916	13,569
Other operating expenses	24,001	23,971	20,299	19,486	21,350	2,651

Total benefits and expenses	1,092,001	1,144,000	1,015,302	1,009,228	990,257	101,744

Operating income before income taxes	62,926	82,508	80,173	91,035	66,037	(3,111)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	62,926	82,508	80,173	91,035	66,037	(3,111)
Investment and derivative (losses) gains - non-operating	(13,084)	30,075	5,056	205	8,875	(21,959)

Income before income taxes	$49,842	$112,583	$85,229	$91,240	$74,912	$(25,070)

Loss and Expense Ratios:
Claims and other policy benefits	88.8%	86.6%	86.9%	86.2%	88.0%	0.8%
Policy acquisition costs and other insurance expenses	14.2%	13.8%	14.0%	13.9%	14.1%	0.1%
Other operating expenses	2.3%	2.2%	2.1%	2.0%	2.3%	0.0%

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands except account values)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$3,596	$3,619	$2,786	$3,459	$3,325	$271
Investment income, net of related expenses	111,501	79,604	20,361	98,080	159,533	(48,032)
Investment related gains (losses), net	(30)	(82)	(14)	(20)	(16)	(14)
Other revenue	19,893	20,154	19,827	23,536	24,001	(4,108)

Total revenues	134,960	103,295	42,960	125,055	186,843	(51,883)

Benefits and expenses:
Claims and other policy benefits	1,902	2,766	4,431	4,264	2,816	(914)
Interest credited	33,511	53,965	(17,733)	59,603	118,230	(84,719)
Policy acquisition costs and other insurance expenses	72,004	16,858	52,854	39,047	42,715	29,289
Other operating expenses	3,062	2,434	1,886	1,743	2,154	908

Total benefits and expenses	110,479	76,023	41,438	104,657	165,915	(55,436)

Operating income (loss) before income taxes	24,481	27,272	1,522	20,398	20,928	3,553

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	24,481	27,272	1,522	20,398	20,928	3,553
Investment and derivative (losses) gains - non-operating (2)	(96,355)	(23,077)	219,530	28,681	(18,704)	(77,651)
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(9,387)	(86,759)	(103,949)	10,525	90,535	(99,922)
GMXB embedded derivatives (2)	146,375	29,261	(260,239)	(25,860)	32,654	113,721
Funds withheld losses (gains) - investment income	(2,224)	194	9,806	7,185	(12,041)	9,817
Funds withheld losses (gains) - policy acq. costs	(209)	(47)	(1,034)	(1,793)	1,925	(2,134)
EIA embedded derivatives - interest credited	(39,239)	(9,490)	(37,539)	(21,011)	26,751	(65,990)
EIA embedded derivatives - policy acq. costs	—	(6,908)	3,664	2,073	(2,944)	2,944
DAC offset, net	13,148	82,837	107,709	(4,158)	(72,567)	85,715

Income (loss) before income taxes	$36,590	$13,283	$(60,530)	$16,040	$66,537	$(29,947)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
(USD millions)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011

Annuity account values:

Fixed annuities (deferred)	$897	$879	$856	$835	$804

Net interest spread (fixed annuities):	2.4%	2.8%	2.7%	2.2%	2.7%

Equity-indexed annuities	$4,895	$4,881	$4,327	$4,324	$4,258

Variable annuities:
No riders	$1,040	$986	$979	$1,114	$1,172
GMDB only	82	85	76	89	91
GMIB only	6	6	5	6	6
GMAB only	57	55	54	63	64
GMWB only	1,704	1,538	1,524	1,751	1,773
GMDB / WB	460	498	428	493	500
Other	32	31	30	35	36

Total VA account values	$3,381	$3,199	$3,096	$3,551	$3,642

Fair value of liabilities associated with living benefit riders	$130	$277	$306	$46	$20

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$198	$198	$199	$199	$199

Bank-owned life insurance (BOLI)	$512	$508	$505	$502	$498

Other asset-intensive business	$78	$78	$79	$85	$87

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Investment income, net of related expenses	$164	$131	$168	$62	$(197)	$361
Other revenue	8,910	9,558	8,619	9,194	9,002	(92)

Total revenues	9,074	9,689	8,787	9,256	8,805	269

Benefits and expenses:
Policy acquisition costs and other insurance expenses	770	743	798	797	853	(83)
Other operating expenses	1,852	2,025	1,584	1,469	1,797	55

Total benefits and expenses	2,622	2,768	2,382	2,266	2,650	(28)

Operating income before income taxes	6,452	6,921	6,405	6,990	6,155	297

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,452	6,921	6,405	6,990	6,155	297
Investment and derivative (losses) gains - non-operating	(139)	(87)	(13)	7	(35)	(104)

Income before income taxes	$6,313	$6,834	$6,392	$6,997	$6,120	$193

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$218,210	$224,763	$185,790	$209,717	$215,028	$3,182
Investment income, net of related expenses	47,716	42,604	53,698	46,083	45,919	1,797
Investment related gains (losses), net	1,323	1,579	1,267	1,183	1,169	154
Other revenue	(30)	(9)	440	4,980	22	(52)

Total revenues	267,219	268,937	241,195	261,963	262,138	5,081

Benefits and expenses:
Claims and other policy benefits	160,625	165,456	162,734	165,860	179,055	(18,430)
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	50,285	52,140	34,350	45,356	48,866	1,419
Other operating expenses	9,650	10,645	9,129	8,793	8,694	956

Total benefits and expenses	220,560	228,241	206,213	220,009	236,615	(16,055)

Operating income before income taxes	46,659	40,696	34,982	41,954	25,523	21,136

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	46,659	40,696	34,982	41,954	25,523	21,136
Investment and derivative (losses) gains - non-operating	7,220	6,545	8,729	2,135	4,389	2,831
Funds withheld losses (gains) - investment income	1,184	—	—	—	—	1,184

Income before income taxes	$55,063	$47,241	$43,711	$44,089	$29,912	$25,151

Loss and Expense Ratios:
Loss ratios (creditor business)	34.1%	36.3%	38.4%	39.7%	37.7%	-3.6%
Loss ratios (excluding creditor business)	83.8%	85.5%	96.9%	88.8%	97.6%	-13.8%
Claims and other policy benefits / (net premiums + investment income)	60.4%	61.9%	68.0%	64.8%	68.6%	-8.2%
Policy acquisition costs and other insurance expenses (creditor business)	57.1%	59.2%	52.8%	57.3%	55.3%	1.8%
Policy acquisition costs and other insurance expenses (excluding creditor business)	14.2%	10.9%	10.9%	12.2%	11.3%	2.9%
Other operating expenses	4.4%	4.7%	4.9%	4.2%	4.0%	0.4%

Foreign currency effect (2):
Net premiums	$(3,328)	$(2,669)	$10,269	$12,409	$11,248	$(14,576)
Operating income before income taxes	$(554)	$(641)	$2,571	$3,021	$453	$(1,007)

Creditor reinsurance net premiums	$44,810	$54,227	$29,895	$41,613	$51,584	$(6,774)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$292,771	$356,284	$286,054	$283,019	$269,120	$23,651
Investment income, net of related expenses	11,331	11,709	11,242	10,865	10,535	796
Other revenue	2,253	1,035	1,196	1,745	1,055	1,198

Total revenues	306,355	369,028	298,492	295,629	280,710	25,645

Benefits and expenses:
Claims and other policy benefits	261,484	293,126	248,890	242,973	216,932	44,552
Policy acquisition costs and other insurance expenses	15,052	13,329	15,004	14,360	16,524	(1,472)
Other operating expenses	25,195	29,511	24,569	26,527	25,012	183

Total benefits and expenses	301,731	335,966	288,463	283,860	258,468	43,263

Operating income before income taxes	4,624	33,062	10,029	11,769	22,242	(17,618)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,624	33,062	10,029	11,769	22,242	(17,618)
Investment and derivative (losses) gains - non-operating	1,982	2,951	2,000	756	293	1,689

Income before income taxes	$6,606	$36,013	$12,029	$12,525	$22,535	$(15,929)

Loss and Expense Ratios:
Claims and other policy benefits	89.3%	82.3%	87.0%	85.9%	80.6%	8.7%
Policy acquisition costs and other insurance expenses	5.1%	3.7%	5.2%	5.1%	6.1%	-1.0%
Other operating expenses	8.6%	8.3%	8.6%	9.4%	9.3%	-0.7%

Foreign currency effect (2):
Net premiums	$(11,362)	$(9,136)	$9,234	$24,686	$6,466	$(17,828)
Operating income before income taxes	$(1,417)	$(1,605)	$669	$1,712	$233	$(1,650)

Critical illness net premiums	$61,548	$61,564	$59,679	$63,320	$60,261	$1,287

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$325,350	$348,358	$328,259	$316,356	$311,517	$13,833
Investment income, net of related expenses	22,578	21,666	21,472	21,756	19,943	2,635
Investment related gains (losses), net	(809)	1,237	1,452	1,377	(108)	(701)
Other revenue	7,408	9,741	8,557	7,283	8,492	(1,084)

Total revenues	354,527	381,002	359,740	346,772	339,844	14,683

Benefits and expenses:
Claims and other policy benefits	248,620	306,802	254,739	267,362	247,930	690
Interest Credited	238	254	280	615	—	238
Policy acquisition costs and other insurance expenses	50,847	58,713	49,854	48,082	44,481	6,366
Other operating expenses	27,913	30,254	27,598	26,089	25,127	2,786

Total benefits and expenses	327,618	396,023	332,471	342,148	317,538	10,080

Operating income (loss) before income taxes	26,909	(15,021)	27,269	4,624	22,306	4,603

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	26,909	(15,021)	27,269	4,624	22,306	4,603
Investment and derivative (losses) gains - non-operating	5,158	5,309	(1,625)	(298)	(330)	5,488

Income (loss) before income taxes	$32,067	$(9,712)	$25,644	$4,326	$21,976	$10,091

Loss and Expense Ratios:
Claims and other policy benefits	76.4%	88.1%	77.6%	84.5%	79.6%	-3.2%
Policy acquisition costs and other insurance expenses	15.6%	16.9%	15.2%	15.2%	14.3%	1.3%
Other operating expenses	8.6%	8.7%	8.4%	8.2%	8.1%	0.5%

Foreign currency effect (2):
Net premiums	$9,756	$6,296	$33,908	$40,222	$24,825	$(15,069)
Operating income before income taxes	$1,529	$325	$3,379	$557	$1,555	$(26)

Critical illness net premiums	$40,333	$40,566	$30,135	$41,003	$45,622	$(5,289)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

Revenues:
Net premiums	$2,048	$2,283	$2,086	$2,288	$2,087	$(39)
Investment income, net of related expenses	16,273	23,075	27,777	27,717	26,600	(10,327)
Investment related gains (losses), net	187	903	(686)	31	485	(298)
Other revenue	5,596	4,681	25	3,001	3,609	1,987

Total revenues	24,104	30,942	29,202	33,037	32,781	(8,677)

Benefits and expenses:
Claims and other policy benefits	57	197	(119)	381	309	(252)
Interest credited	—	1	(1)	—	—	—
Policy acquisition costs and other insurance expenses	(13,870)	(13,264)	(13,896)	(12,603)	(12,694)	(1,176)
Other operating expenses	18,425	23,160	8,964	13,054	17,625	800
Interest expense	23,322	25,226	27,025	25,818	24,569	(1,247)
Collateral finance facility expense	2,967	3,019	3,069	3,101	3,202	(235)

Total benefits and expenses	30,901	38,339	25,042	29,751	33,011	(2,110)

Operating income (loss) before income taxes	(6,797)	(7,397)	4,160	3,286	(230)	(6,567)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(6,797)	(7,397)	4,160	3,286	(230)	(6,567)
Investment and derivative (losses) gains - non-operating	1,079	(15,319)	(11,108)	8,666	4,413	(3,334)
Gain on repurchase of collateral finance facility securities	—	9,725	50,869	—	4,971	(4,971)
Loss on retirement of PIERS	—	—	—	—	(4,391)	4,391

Income (loss) before income taxes	$(5,718)	$(12,991)	$43,921	$11,952	$4,763	$(10,481)

Foreign currency effect (2):
Net premiums	$10	$—	$(12)	$(40)	$(52)	$62
Operating income before income taxes	$55	$(486)	$227	$423	$2,393	$(2,338)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr
(USD thousands)	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	vs. PY Quarter

U.S. Traditional	$62,926	$82,508	$80,173	$91,035	$66,037	$(3,111)
U.S. Asset Intensive	24,481	27,272	1,522	20,398	20,928	3,553
U.S. Financial Reinsurance	6,452	6,921	6,405	6,990	6,155	297

Total U.S. Segment	93,859	116,701	88,100	118,423	93,120	739
Canadian Segment	46,659	40,696	34,982	41,954	25,523	21,136
Europe & South Africa Segment	4,624	33,062	10,029	11,769	22,242	(17,618)
Asia Pacific Segment	26,909	(15,021)	27,269	4,624	22,306	4,603
Corporate and Other	(6,797)	(7,397)	4,160	3,286	(230)	(6,567)

Consolidated	$165,254	$168,041	$164,540	$180,056	$162,961	$2,293

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Fixed maturity securities, available-for-sale	$16,794,057	$16,200,950	$15,557,032	$15,153,807	$14,531,154
Mortgage loans on real estate	1,040,733	991,731	934,694	908,048	906,869
Policy loans	1,260,070	1,260,400	1,228,890	1,229,663	1,222,016
Funds withheld at interest	5,472,532	5,410,424	5,445,886	5,671,844	5,595,146
Short-term investments	75,425	88,566	81,747	125,618	74,902
Other invested assets	867,507	1,012,541	1,020,043	799,341	756,377
Cash and cash equivalents	873,933	962,870	802,651	710,973	467,672

Total cash and invested assets	$26,384,257	$25,927,482	$25,070,943	$24,599,294	$23,554,136

Investment Income and Yield Summary

(Excludes Funds Withheld Portfolios)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2012	2011	2011	2011	2011	Quarter

Average invested assets at amortized cost	$18,347,561	$17,765,960	$17,683,301	$17,446,168	$16,762,725	$1,584,836
Net investment income	$227,370	$226,077	$229,373	$228,728	$219,908	$7,463

Annualized investment yield (ratio of net investment income to average invested assets)	5.05%	5.19%	5.29%	5.35%	5.35%	-0.30%

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

March 31, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$7,518,983	$671,100	$78,629	$8,111,454	48.3%	$—
Canadian and Canadian provincial governments	2,610,735	1,229,402	797	3,839,340	22.9%	—
Residential mortgage-backed securities	1,075,073	72,598	9,443	1,138,228	6.8%	(710)
Asset-backed securities	448,688	11,390	45,551	414,527	2.5%	(4,512)
Commercial mortgage-backed securities	1,302,734	104,586	64,899	1,342,421	8.0%	(6,118)
U.S. government and agencies	257,928	22,500	1,335	279,093	1.6%	—
State and political subdivisions	191,113	27,873	4,982	214,004	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,409,605	49,908	4,523	1,454,990	8.6%	—

Total fixed maturity securities	$14,814,859	$2,189,357	$210,159	$16,794,057	100.0%	$(11,340)

Non-redeemable preferred stock	77,766	4,963	2,706	80,023	81.6%
Other equity securities	16,046	3,446	1,487	18,005	18.4%

Total equity securities	$93,812	$8,409	$4,193	$98,028	100.0%

December 31, 2011
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,931,958	$654,519	$125,371	$7,461,106	46.0%	$—
Canadian and Canadian provincial governments	2,507,802	1,362,160	29	3,869,933	23.9%	—
Residential mortgage-backed securities	1,167,265	76,393	16,424	1,227,234	7.6%	(1,042)
Asset-backed securities	443,974	11,692	53,675	401,991	2.5%	(5,256)
Commercial mortgage-backed securities	1,233,958	87,750	79,489	1,242,219	7.7%	(12,225)
U.S. government and agencies	341,087	32,976	61	374,002	2.3%	—
State and political subdivisions	184,308	24,419	3,341	205,386	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,372,528	50,127	3,576	1,419,079	8.7%	—

Total fixed maturity securities	$14,182,880	$2,300,036	$281,966	$16,200,950	100.0%	$(18,523)

Non-redeemable preferred stock	82,488	4,677	8,982	78,183	68.6%
Other equity securities	35,352	1,903	1,538	35,717	31.4%

Total equity securities	$117,840	$6,580	$10,520	$113,900	100.0%

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	March 31, 2012				December 31, 2011
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings

Financial Institutions
Banking	$1,569,223	$1,611,640	19.6%	A	$1,477,638	$1,454,124	19.2%	A
Brokerage	72,828	78,900	1.0%	A	59,288	63,101	0.8%	A
Finance Comp.	147,647	153,363	1.9%	A	158,271	161,992	2.1%	A
Insurance	407,193	440,113	5.4%	A-	391,092	413,339	5.5%	A-
REITs	338,809	358,749	4.4%	BBB+	300,401	316,192	4.2%	BBB+
Other Finance	125,466	129,576	1.6%	A-	130,984	135,812	1.8%	A-

Total Financial Institutions	2,661,166	2,772,341	33.9%		2,517,674	2,544,560	33.6%
Industrials
Basic	425,014	461,980	5.6%	BBB	367,323	402,225	5.3%	BBB+
Capital Goods	400,181	434,770	5.3%	BBB+	360,309	396,150	5.2%	BBB+
Communications	722,080	797,566	9.7%	BBB+	674,182	745,064	9.8%	BBB+
Consumer Cyclical	519,532	559,491	6.8%	BBB+	407,873	438,034	5.8%	BBB+
Consumer Noncyclical	719,513	805,573	9.8%	A-	691,245	784,819	10.4%	A-
Energy	400,261	441,750	5.4%	BBB+	405,317	454,727	6.0%	BBB+
Technology	283,306	304,977	3.7%	BBB+	245,954	269,301	3.6%	BBB+
Transportation	235,940	252,700	3.1%	BBB+	219,605	234,822	3.1%	BBB+
Other Industrial	57,025	61,918	0.7%	BBB	41,266	46,053	0.6%	BBB

Total Industrials	3,762,852	4,120,725	50.1%		3,413,074	3,771,195	49.8%
Utilities
Electric	691,933	763,844	9.3%	BBB+	673,725	756,033	10.0%	BBB+
Natural Gas	435,266	483,337	5.9%	BBB	398,648	447,617	5.9%	BBB
Other Utility	52,759	60,112	0.7%	A-	43,377	51,921	0.7%	A-

Total Utilities	1,179,958	1,307,293	15.9%		1,115,750	1,255,571	16.6%
Other Sectors	8,819	9,123	0.1%	AA-	3,300	3,680	0.0%	AA-

Total	$7,612,795	$8,209,482	100.0%	A-	$7,049,798	$7,575,006	100.0%	BBB+

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total

1	AAA	$2,090,606	$2,196,118	13.1%	$2,205,406	$2,304,991	14.2%	$2,375,876	$2,459,503	15.8%	$3,261,242	$3,360,370	22.2%	$3,397,610	$3,470,262	23.9%
1	AA	4,727,343	5,764,579	34.3%	4,675,653	5,815,846	35.9%	4,351,791	5,254,456	33.8%	3,593,909	4,103,688	27.0%	3,369,423	3,765,275	25.9%
1	A	3,646,110	4,263,802	25.4%	3,206,553	3,822,796	23.6%	3,231,583	3,736,883	24.0%	3,250,321	3,587,885	23.7%	3,206,317	3,480,683	24.0%
2	BBB	3,539,967	3,814,367	22.7%	3,283,937	3,522,411	21.8%	3,187,296	3,402,993	21.9%	3,129,518	3,330,600	22.0%	2,863,853	3,041,200	20.9%
3	BB	428,543	430,002	2.6%	446,610	436,001	2.7%	444,042	423,559	2.7%	464,363	466,393	3.1%	492,097	497,056	3.4%
4	B	240,603	220,924	1.3%	244,645	210,222	1.3%	229,658	196,617	1.3%	248,242	229,591	1.5%	218,541	203,594	1.4%
5	CCC and lower	106,637	80,660	0.5%	95,128	71,410	0.4%	78,310	60,014	0.4%	65,181	49,540	0.3%	67,395	50,231	0.3%
6	In or near default	35,050	23,605	0.1%	24,948	17,273	0.1%	28,343	23,007	0.1%	28,571	25,740	0.2%	21,747	22,853	0.2%

	Total	$14,814,859	$16,794,057	100.0%	$14,182,880	$16,200,950	100.0%	$13,926,899	$15,557,032	100.0%	$14,041,347	$15,153,807	100.0%	$13,636,983	$14,531,154	100.0%

Structured Fixed Maturity Securities

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

Residential mortgage-backed securities:
Agency	$523,206	$576,045	$561,156	$619,010	$596,072	$660,833	$637,806	$674,599	$662,505	$690,577
Non-agency	551,867	562,183	606,109	608,224	642,791	646,941	682,952	691,185	712,661	725,551

Total residential mortgage-backed securities	1,075,073	1,138,228	1,167,265	1,227,234	1,238,863	1,307,774	1,320,758	1,365,784	1,375,166	1,416,128
Commercial mortgage-backed securities	1,302,734	1,342,421	1,233,958	1,242,219	1,330,302	1,326,994	1,333,832	1,359,105	1,344,194	1,365,715
Asset-backed securities	448,688	414,527	443,974	401,991	412,468	372,957	415,637	376,920	420,028	377,573

Total	$2,826,495	$2,895,176	$2,845,197	$2,871,444	$2,981,633	$3,007,725	$3,070,227	$3,101,809	$3,139,388	$3,159,416

Quarterly Financial Supplement	Page 18

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	March 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	$350,725	$382,818	$189,200	$208,138	$128,348	$131,331
2007	176,584	191,124	13,319	15,423	116,968	125,339
2008	8,911	8,991	42,040	49,885	23,730	27,675
2009	1,651	1,737	17,063	18,748	7,132	9,930
2010	27,953	29,530	49,342	52,710	19,408	20,391
2011	21,148	21,196	16,064	17,643	7,532	7,892
2012	—	—	—	—	—	—

Total	$586,972	$635,396	$327,028	$362,547	$303,118	$322,558

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	$69,742	$67,364	$113,153	$91,196	$851,168	$880,847
2007	102,847	112,334	114,238	82,700	523,956	526,920
2008	—	—	23,002	17,674	97,683	104,225
2009	—	—	—	—	25,846	30,415
2010	—	—	—	—	96,703	102,631
2011	—	—	—	—	44,744	46,731
2012	—	—	—	—	—	—

Total	$172,589	$179,698	$250,393	$191,570	$1,640,100	$1,691,769

NOTE: Totals include directly held investments with amortized cost of $1,302.7 million and fair value of $1,342.4 million as well as investments in funds withheld with amortized cost of $337.4 million and fair value of $349.3 million.

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$92,275	$98,213	$130,890	$143,609	$32,504	$31,187
2006	260,765	277,959	52,883	59,727	52,805	55,074
2007	201,228	214,510	23,565	18,700	116,898	122,945
2008	8,975	9,053	48,818	59,536	17,012	19,237
2009	1,664	1,709	12,367	13,684	7,060	9,515
2010	27,946	28,872	49,323	53,480	19,434	20,727
2011	20,047	20,002	11,146	12,079	7,563	7,594

Total	$612,900	$650,318	$328,992	$360,815	$253,276	$266,279

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$24,750	$24,295	$52,475	$40,753	$332,894	$338,057
2006	27,995	26,563	53,205	43,559	447,653	462,882
2007	102,604	108,047	113,946	77,718	558,241	541,920
2008	—	—	24,916	17,554	99,721	105,380
2009	—	—	—	—	21,091	24,908
2010	—	—	—	—	96,703	103,079
2011	—	—	—	—	38,756	39,675

Total	$155,349	$158,905	$244,542	$179,584	$1,595,059	$1,615,901

NOTE: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

Quarterly Financial Supplement	Page 19

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$88,526	41.3%	$126,250	43.1%	$139,671	46.1%	$120,770	51.7%	$142,936	53.4%

20% or more for less than six months	9,803	4.6%	46,386	15.9%	49,034	16.2%	7,742	3.3%	7,229	2.7%

20% or more for six months or greater	111,830	52.2%	109,330	37.4%	105,170	34.7%	102,017	43.6%	110,349	41.2%

Total	$210,159	98.1%	$281,966	96.4%	$293,875	97.0%	$230,529	98.6%	$260,514	97.3%

Equity Securities
	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$3,511	1.6%	$4,905	1.7%	$4,774	1.6%	$3,019	1.3%	$5,196	1.9%

20% or more for less than six months	183	0.1%	5,117	1.7%	4,142	1.4%	223	0.1%	691	0.3%

20% or more for six months or greater	499	0.2%	498	0.2%	49	0.0%	48	0.0%	1,304	0.5%

Total	$4,193	1.9%	$10,520	3.6%	$8,965	3.0%	$3,290	1.4%	$7,191	2.7%

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of March 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

Investment grade securities:
Corporate securities	$862,016	$21,354	$257,018	$39,896	$1,119,034	$61,250
Canadian and Canadian provincial governments	28,422	797	—	—	28,422	797
Residential mortgage-backed securities	73,291	1,148	49,221	6,875	122,512	8,023
Asset-backed securities	90,691	2,241	96,052	24,491	186,743	26,732
Commercial mortgage-backed securities	92,710	1,432	52,313	13,549	145,023	14,981
U.S. government and agencies	87,486	1,335	—	—	87,486	1,335
State and political subdivisions	27,839	3,462	12,020	1,520	39,859	4,982
Other foreign government, supranational, and foreign government-sponsored enterprises	221,491	2,401	17,336	2,122	238,827	4,523

Investment grade securities	$1,483,946	$34,170	$483,960	$88,453	$1,967,906	$122,623

Non-investment grade securities:
Corporate securities	147,646	9,931	47,308	7,448	194,954	17,379
Residential mortgage-backed securities	3,851	167	14,434	1,253	18,285	1,420
Asset-backed securities	11	30	25,023	18,789	25,034	18,819
Commercial mortgage-backed securities	32,637	1,201	61,562	48,717	94,199	49,918
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	—	—	—	—	—	—

Non-investment grade securities	$184,145	$11,329	$148,327	$76,207	$332,472	$87,536

Total fixed maturity securities	$1,668,091	$45,499	$632,287	$164,660	$2,300,378	$210,159

Non-redeemable preferred stock	7,603	484	19,099	2,222	26,702	2,706
Other equity securities	20	183	5,537	1,304	5,557	1,487

Total Equity securities	$7,623	$667	$24,636	$3,526	$32,259	$4,193

Total number of securities in an unrealized loss position					851

	As of December 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

Investment grade securities:
Corporate securities	$790,758	$40,180	$286,244	$63,117	$1,077,002	$103,297
Canadian and Canadian provincial governments	3,094	29	—	—	3,094	29
Residential mortgage-backed securities	128,622	3,549	58,388	10,382	187,010	13,931
Asset-backed securities	101,263	3,592	93,910	29,036	195,173	32,628
Commercial mortgage-backed securities	109,455	3,538	58,979	22,001	168,434	25,539
U.S. government and agencies	1,764	61	—	—	1,764	61
State and political subdivisions	21,045	1,845	12,273	1,268	33,318	3,113
Other foreign government, supranational, and foreign government-sponsored enterprises	148,416	1,085	16,588	2,491	165,004	3,576

Investment grade securities	1,304,417	53,879	526,382	128,295	1,830,799	182,174

Non-investment grade securities:
Corporate securities	212,795	10,852	47,310	11,222	260,105	22,074
Residential mortgage-backed securities	23,199	712	10,459	1,781	33,658	2,493
Asset-backed securities	2,363	940	21,275	20,107	23,638	21,047
Commercial mortgage-backed securities	34,918	7,220	62,357	46,730	97,275	53,950
State and political subdivisions	4,000	228	—	—	4,000	228

Non-investment grade securities	277,275	19,952	141,401	79,840	418,676	99,792

Total fixed maturity securities	$1,581,692	$73,831	$667,783	$208,135	$2,249,475	$281,966

Non-redeemable preferred stock	19,516	4,478	15,694	4,504	35,210	8,982
Other equity securities	1,662	602	5,905	936	7,567	1,538

Total Equity securities	$21,178	$5,080	$21,599	$5,440	$42,777	$10,520

Total number of securities in an unrealized loss position					940

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011

Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(7,607)	$(11,824)	$(11,911)	$(5,582)	$(1,556)	$(6,051)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	(7,221)	543	3,089	292	—	(7,221)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(14,828)	(11,281)	(8,822)	(5,290)	(1,556)	(13,272)
Impairment losses on equity securities	(839)	(436)	—	(3,680)	—	(839)
Gain on investment activity	22,312	39,622	34,840	28,207	29,376	(7,064)
Loss on investment activity	(7,504)	(6,247)	(7,182)	(6,653)	(6,914)	(590)

Net gain/(loss) on fixed maturity and equity securities	(859)	21,658	18,836	12,584	20,906	(21,765)

Other impairment losses and change in mortgage loan provision	(5,843)	(5,258)	(2,370)	(3,186)	576	(6,419)
Other non-derivative gain/(loss), net	6,641	7,318	5,698	4,645	4,696	1,945

Free-standing Derivatives:
Credit Default Swaps	11,813	8,075	(10,018)	988	892	10,921
Interest Rate Swaps - non-hedged	(47,352)	20,818	142,907	25,343	(10,730)	(36,622)
Interest Rate Swaps - hedged	(26)	28	258	205	126	(152)
Futures	(17,408)	(22,866)	36,217	(2,873)	(11,423)	(5,985)
CPI Swaps	(802)	726	(219)	503	811	(1,613)
Equity options	(37,983)	(22,063)	30,530	3,919	(4,568)	(33,415)
Currency Forwards	(1,608)	561	1,374	595	(855)	(753)

Total free-standing derivatives	(93,366)	(14,721)	201,049	28,680	(25,747)	(67,619)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(9,428)	(85,722)	(102,574)	10,525	90,535	(99,963)
GMXB	146,375	29,261	(260,239)	(25,860)	32,654	113,721

Total embedded derivatives	136,947	(56,461)	(362,813)	(15,335)	123,189	13,758

Net gain/(loss) on total derivatives	43,581	(71,182)	(161,764)	13,345	97,442	(53,861)

Total investment related gains / (losses), net	$43,520	$(47,464)	$(139,600)	$27,388	$123,620	$(80,100)

Quarterly Financial Supplement	Page 22